UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT AMENDMENT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2004

CORAUTUS GENETICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27264	33-0687976
(State or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

75 Fifth Street, Suite 313

Atlanta, Georgia 30308

(Address of Principal Executive Offices including Zip Code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to Form 8-K is being furnished for the purpose of correcting typographical errors in Exhibit 99.1, Corautus Genetics Inc.’s press release announcing its financial results for the quarter ended June 30, 2004, furnished by Corautus Genetics Inc. under Item 12 of Form 8-K on August 16, 2004. In the table entitled “Corautus Genetics Inc. Condensed Balance Sheets,” the heading “March 31, 2004 (Unaudited)” should have been “June 30, 2004 (Unaudited).” Additionally, in the table entitled “Corautus Genetics Inc. Condensed Statements of Operations,” the “Revenues” for the six months ended June 30, 2004 was reported as $20,833. The “Revenues” for the six months ended June 30, 2004 should have been reported as $41,667. The “Total costs and expenses” for the six months ended June 30, 2003 were reported as $24,294,449. The “Total costs and expenses” should have been reported as $24,296,449. No other changes are being made to the press release.

Corautus Genetics Inc. notes that these figures were reflected accurately in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this report.

Exhibit No.		Description
99.1	–	Corrected Earnings Press Release dated August 16, 2004.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: August 27, 2004	/s/ Jack W. Callicutt
Jack W. Callicutt Vice President - Finance and Administration Chief Accounting Officer

3

EXHIBIT INDEX

Exhibit No.		Description
99.1	–	Corrected Earnings Press Release dated August 16, 2004.

4